AB Variable Products Series Fund, Inc. -Small/Mid Cap Value Portfolio -Growth and Income Portfolio

Supplement dated November 4, 2022 to the Prospectuses and Summary Prospectuses dated May 1, 2022.

Recently, the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) approved proposals to change the name of AB Small/Mid Cap Value Portfolio to AB Discovery Value Portfolio and to change the name of AB Growth and Income Portfolio to AB Relative Value Portfolio. Each Portfolio’s investment objective, which is long-term growth of capital, will remain the same, and each Portfolio intends to maintain its current investment policies, including the policy of AB Small/Mid Cap Value Portfolio to invest at least 80% of its net assets in securities of small- and mid-capitalization companies (the “80% policy”). While the Board has not approved any investment policy changes in connection with the name change of this Portfolio, the 80% policy will no longer be required by Rule 35d-1 of the Investment Company Act of 1940, as amended, as is currently the case, and therefore may be changed by the Board of Directors in the future without providing notice to shareholders as required by Rule 35d-1.

The changes to the Portfolios’ names do not require stockholder approval under the Investment Company Act of 1940, as amended. The name changes are expected to be effective on or about May 1, 2023.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus(es) for future reference.

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